CALAMOS® FAMILY OF FUNDS

Supplement dated August 21, 2015 to the

CALAMOS® FAMILY OF FUNDS Prospectuses for

Class A, B, and C and Class I and R, both dated March 1, 2015,

as supplemented on April 8, 2015, April 22, 2015, and July 2, 2015,

and the Statement of Additional Information, dated March 1, 2015,

as amended and restated on June 12, 2015, as supplemented on July 2, 2015

Effective August 14, 2015, the Long/Short Fund is jointly managed by John P. Calamos, Sr., Gary D. Black, and Matthew Wolfson. Accordingly, effective immediately, any conflicting information in the Class A and C Prospectus, Class I and R Prospectus, or Statement of Additional Information is deleted, and the following table replaces the table listing the Long/Short Fund’s portfolio managers on page 64 of the Class A and C Prospectus, and on page 61 of the Class I and R Prospectus:

PORTFOLIO MANAGER/ FUND TITLE (IF APPLICABLE)	PORTFOLIO MANAGER EXPERIENCE IN THE FUND	PRIMARY TITLE WITH INVESTMENT ADVISER
John P. Calamos, Sr. (President, Chairman)	since Fund’s inception	Chief Executive Officer, Global Co-CIO
Gary D. Black (Vice President)	since Fund’s inception	EVP, Global Co-CIO
Matthew Wolfson	since May 19, 2014	VP, Co-Portfolio Manager

Please retain this supplement for future reference.

MFSPT4 08/15